February 15, 2024 KBW INVESTOR CONFERENCE

2 Cautionary Note Regarding Forward-Looking Statements The information contained in this presentation may contain forward-looking statements. When used or incorporated by reference in disclosure documents, the words “believe,” “anticipate,” “estimate,” “expect,” “project,” “target,” “goal” and similar expressions are intended to identify forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These forward-looking statements include but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward- looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including but not limited to the following: general economic conditions, either nationally or in our market areas, that are different than expected; inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; major catastrophes such as earthquakes, floods or other natural or human disasters and infectious disease outbreaks, including the coronavirus (COVID-19) pandemic, the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on us and our customers and other constituencies; adverse changes in the securities and credit markets; cyber-security concerns, including an interruption or breach in the security of our website or other information systems; technological changes that may be more difficult or expensive than expected; the ability of third-party providers to perform their obligations to us; competition among depository and other financial institutions; our ability to enter new markets successfully and capitalize on growth opportunities; managing our internal growth and our ability to successfully integrate acquired entities, businesses or branch offices; changes in consumer spending, borrowing and savings habits; our ability to access cost-effective funding; our ability to continue to increase and manage our commercial and personal loans; changes in the level and direction of loan delinquencies and charge-offs and changes in estimates of the adequacy of the allowance for credit losses; timing of revenue and expenditures; possible impairments of securities held by us, including those issued by government entities and government sponsored enterprises; our ability to receive regulatory approvals for proposed transactions or new lines of business; changes in legislative and regulatory matters; changes in the financial performance and/or condition of our borrowers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; our ability to retain key employees; other risks and uncertainties, including those occurring in the United States and world financial systems; and the risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected or projected. These and other risk factors are more fully described in this presentation and in the Northwest Bancshares, Inc. (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2022 under the section entitled "Item 1A - Risk Factors," and from time to time in other filings made by the Company with the SEC. These forward-looking statements speak only at the date of the presentation. The Company expressly disclaims any obligation to publicly release any updates or revisions to reflect any change in the Company’s expectations with regard to any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period-to-period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. DISCLAIMER

3 OVERVIEW OF NORTHWEST BANCSHARES, INC.

4 SUMMARY • Leading regional bank, based in Warren, PA, and founded in 1896. • Holding Company, Northwest Bancshares, Inc. (NWBI), headquartered in fast growing Columbus, OH. • Strong footprint in Pennsylvania, Western New York, Ohio, and Indiana. • Diversified fee income mix including loan and deposit, mortgage banking, trust, and investment advisory with fee income ~21% of total revenues. In addition, SBA loan sales will add meaningful revenue opportunities. • Successful acquisition track record ~30 acquisitions since IPO (1994). • Steady, controlled growth to $14.4bn in assets from $8.0bn in assets in 2009, the year of the second-step conversion. • Stable core deposit franchise with many opportunities to deploy funds into active commercial markets across four major metro markets including Buffalo, Pittsburgh, Cleveland, Columbus, and Indianapolis. • Ability to reallocate cashflow from investment securities, 1-4 family mortgage loans, fixed-rate home equity loans and indirect auto loans into more profitable commercial production. During 2023, redirected over $440.0 million of cashflow into commercial loan growth of over 17% and increased commercial loan mix from 36.0% to 41.0%. OVERVIEW OF NORTHWEST BANCSHARES, INC. 4 NASDAQ: “NWBI”

5 KEY STATS – December 31, 2023 • Assets: $14.4bn • Loans: $11.4bn • Total Deposits: $12.0bn • Loans/Deposits: 95.28% • TCE/TA: 8.30% • CET1 Ratio: 12.73% • Total Delinquency: 0.82% • NPAs/Assets: 0.67% • ROAA: 0.95% • ROAE: 8.94% • Efficiency Ratio: 62.15% • Reserves/Loans: 1.10% • NCOs/Average Loans: 0.11% • Reserves/NPLs: 129.01% OVERVIEW OF NORTHWEST BANCSHARES, INC. 4 NASDAQ: “NWBI”

6 A NETWORK OF OFFICES ACROSS 4 STATES OVERVIEW OF NORTHWEST BANCSHARES, INC. Summary 4 Sum ary NASDAQ: “NWBI”

7 RECENT ACCOLADES OVERVIEW OF NORTHWEST BANCSHARES, INC. Summary 4 Sum ary NASDAQ: “NWBI”

8 FRANCHISE HIGHLIGHTS MANAGEMENT CULTURE & TRACK RECORD • Large bank combined with long tenured management experience. • Excellent M&A execution track record. • Consistent EPS growth with diversified revenue base. HIGH-QUALITY LOAN PORTFOLIO • Expertise in Mortgage & Home Equity augmented by controlled growth in Dealer Services, C&I and CRE. • Strong credit metrics. STRONG CUSTOMER BASE AND WELL- POSITIONED MARKET SHARE • Increasingly commercial customer focused. • Fee income businesses provide diverse revenue streams and cross-sell opportunities. • Demonstrated ability to grow via M&A and organically in Ohio, Pennsylvania, New York and Indiana. EXCEPTIONAL FINANCIAL PERFORMANCE • Attractive return profile with low historic volatility. • Well capitalized and well funded balance sheet with ample access to liquidity. • Appropriately reserved given strong credit and underwriting standards and loan mix. EXECUTING STRATEGIC OBJECTIVES • Intense focus on retaining, hiring, and developing human capital. • Reduce costs with more efficient technology. • Drive organic growth through multiple production channels. • Tailor services to client needs via digital banking. • Evaluate and execute accretive M&A opportunities.

9 STRATEGIC FOCUS

10 COMMERCIAL • Commercial relationships continue to be a growing segment of our business as commercial loans and deposits have grown steadily. • NWBI’s Midwest/Mid-Atlantic geographies are well positioned with business growth opportunities. • Business segments include middle market and large corporate lending as well as medium sized and small businesses. • Key metro growth markets target Buffalo, Pittsburgh, Cleveland, Columbus, Indianapolis, and Philadelphia with growth also being experienced in southern Michigan, West Virginia, Northern Virginia and Maryland. • Competencies include C&I, CRE, Healthcare and SBA banking verticals. • We’ve recently added an Equipment Finance Group that will focus on business aviation, OTR trucking, inland/offshore marine financing and general equipment loans in the middle market to large corporate finance space. This new capability broadens our commercial loan offering and has many strategic benefits including, industry and geographic expansion and additional fee income and relationship opportunities. STRATEGIC FOCUS

11 COMMERCIAL (Continued) • With the continued increase in private equity and home office liquidity, we have launched a Sponsored Finance vertical to partner with these entities for their financing needs. • We continue to build on our Corporate Finance capabilities, where we not only invest in syndicated credit within our footprint but have the in-house expertise to agent niche deals. • Our business deposit mix continues to grow as we focus on earning “primary bank status” by offering a holistic, essential-partner value proposition. • Treasury Pro, our new business online banking platform, is designed specifically to support commercial and small business customers with treasury management needs. Treasury Pro offers everything a business may need to manage their cash flow – ACH and wire payments, customized reporting, entitlements and more, all supported by robust security, alerts, and approvals. This new solution significantly enhances customer experience and better positions Northwest as a commercial partner across our markets, providing all digital business banking capabilities within a single digital platform. STRATEGIC FOCUS

12 BUSINESS BANKING/SMALL BUSINESS LENDING • Hired industry expert to lead the business banking and small business lending efforts. • Implemented a state-of-the-art loan origination system. • We’ve recently established an SBA Lending vertical, including the addition of experienced SBA credit and sales management. This new focus broadens our Business Banking loan offering and provides strategic benefits including expanded relationship opportunities and the generation of additional fee income on secondary market sales. • Treasury Pro, our new business online banking platform, is designed specifically to support small business customers with treasury management needs, offering everything a business may need to manage their cash flow within a single, secure digital platform. STRATEGIC FOCUS

13 RETAIL/DIGITAL • We’ve been digitally transforming our bank, launching new technology (features and functionality) to improve both customer experience and our ability to grow, including: • New online and mobile banking experience with improved capabilities (Zelle, Alerts, Credit Score, CardHub, consumer wires, business bill pay enhancement). • New deposit and loan account opening experience. • New website – northwest.com, improved shopping and buying experience. • New marketing optimization and personalization engine – allows us to harness the power of our customer data, artificial intelligence and machine learning to hyper-target existing customers with specific consumer offers to improve wallet share and cross-sell of our offerings. • State-of-the-art digital platform is driving new business and cross-sell opportunities (digital account acquisition) in an easier, secure, and more cost-effective way. • We are expanding our footprint (markets) and testing ways to grow new customer relationships through a fully digital shopping and buying experience. Our objective is to grow new deposits and households where we currently don’t have a retail (branch) presence. This program could be expanded into other states contiguous with our current four-state footprint. STRATEGIC FOCUS

14 RETAIL/BRANCH OPTIMIZATION • Because customers are choosing more convenient ways to interact with our bank, branch traffic and transaction volumes have decreased, while usage of our digital channels, like online and mobile banking, have dramatically increased. • Because of this ongoing shift in customer behavior and preferences, we continue to evaluate the efficiency of our retail network and have consolidated over 100 branches in the past six years. In many cases, the consolidated branches were in close proximity to another Northwest location. STRATEGIC FOCUS

15 MORTGAGE • Focused on driving fee income through our mortgage banking platform. • Over $399 million of 1-4 family mortgage loan originations as of December 31, 2023. • Provides flexibility to manage our balance sheet based on economic conditions and desire to hold outstandings. • Long record of low delinquencies and net charge-offs. • We significantly expanded our residential mortgage capability through the development of a new, state-of-the-art residential mortgage loan origination platform and the development of a broader array of mortgage products. • Market expansion of our mortgage and home equity products. STRATEGIC FOCUS

16 DEALER SERVICES • Driven by Indirect Auto and Power Sports, this business line has grown steadily in a nine-state market area with an emphasis on higher credit quality. • Long record of low delinquencies and net charge-offs. Average FICO score over 770. • We significantly expanded the distribution of our power sports lending capability to dealerships from Pennsylvania into our other nine-state auto dealer loan markets. In addition, we developed a new, streamlined loan funding process, which significantly reduced the funding times. • Our new loan origination system will further streamline operations, efficiency and response time. STRATEGIC FOCUS

17 TRUST & INVESTMENT SERVICES • Business Solutions: Business trust revenue has remained strong over the past year as we continue to diversify our mix of both revenue and assets under management. • Personal Solutions: We continue to grow personal trust revenue through our focus on relationships, service and customized investment management solutions. Successful partnership with LPL Financial as a broker-dealer will allow us to grow investment management revenue. • Total AUM of approximately $6.9 billion. STRATEGIC FOCUS

18 ENVIRONMENTAL, SOCIAL & GOVERNANCE (ESG) AND DIVERSITY & INCLUSION (DEI) • It is our mission to promote a workplace where all our employees can contribute, innovate, and thrive. • Newly created leadership roles for both ESG and DEI to drive our efforts across our bank and footprint. • Inclusion Council created in 2020 to promote diversity, equity and inclusion in our workplace. • Creation of Employee Resource Groups (ERG) to further support employee engagement and raise cultural awareness. STRATEGIC FOCUS

19 DEFINING A DISTINCTIVE M&A CULTURE

20 M&A in current and contiguous markets remains a focus: • Knowledge of our customers and their markets is a strategic advantage. Focused credit & deposit due diligence and re-underwriting: • Dedicated and experienced team focused on due diligence and maintaining NWBI’s strong credit standard. Supplement whole bank M&A with acquisitions of fee income businesses: • Scale benefits particularly relevant in our fee income businesses. Talent retention, culture and human capital: • Despite NWBI’s strong management team, the ability to add to management “bench strength” is a key consideration in M&A. Alignment of a common culture: • A distinctive, high-performance culture embraced and advocated by the leadership team is a key driver of successful integration. OUR M&A PHILOSOPHY

21 NORTHWEST BANK & BRANCH ACQUISITIONS (1) Assets shown as loans acquired in transaction. Company Name Completion Date Assets ($MM) Deposits ($MM) MutualFirst Financial 4/24/2020 $213.4 $2,046.0 $1,617.0 Donegal 3/8/2019 85.8 543.1 479.4 Key - 18 Branches 9/9/2016 NA 455.9(1) 1,642.8 LNB 8/14/2015 181.0 1,211.2 1,051.2 Penn Laurel Financial 6/22/2007 32.7 210.3 174.8 Equinox Financial 10/21/2005 11.8 93.7 83.4 First Carnegie Deposit 11/12/2004 14.0 NA NA Skibo Financial 4/30/2004 22.8 155.7 80.8 First Bell 8/31/2003 120.0 923.1 609.4 Leeds Federal 1/24/2003 43.0 454.6 396.3 Prestige 9/13/2002 14.7 190.1 122.2 PNC Branches (8) 9/21/1999 NA NA NA Corry Savings Bank 10/22/1998 NA 28.7 25.4 Jame town Savings Bank 8/31/1998 NA NA NA Bridgeville Savings Bank 2/21/1997 18.3 55.4 33.3 First National Bank Corp. 4/12/1996 7.8 39.8 33.5 First Federal Savings Bank of Kane 3/31/1996 7.2 48.7 37.3 2 deals completed Pre-IPO Since IPO – Source: S&P Global Market Intelligence Purchase Price ($MM) Source: S&P Global Market Intelligence (1) Assets shown as loans acquired in transaction

22 FINANCIAL OVERVIEW

23 $0.17 $0.13 $0.20 $0.19 $0.25 $0.25 $0.37 $0.39 $0.46 $0.49 $0.46 $0.44 $0.44 $0.30 $0.53 $0.64 $0.67 $0.73 $0.67 $0.64 $0.49 $0.92 $1.02 $1.04 $1.09 $1.21 $1.08 $1.10 August 2015 Acquisition of LNB Bancorp September 2016 Acquisition of First Niagara Offices March 2019 Acquisition of DonegalFinancial Services Corporation December 2009 Completion of 2nd Step Conversion Plan December 2012 Acquisition of Bert Insurance Agency November 1994 IPO Date April 2020 Acquisition of MutualFirst Financial September 2020 $125 million sub-debt offering December 2020 44 Branch Consolidation April 2021 Sale of insurance business to USI for $25 million gain 15 March 2022 20 Branch Consolidation August 2022 Louis Torchio promoted to President & CEO Earnings Per Share Growth 1995 – 2023 Key Events and Select Acquisitions HISTORICAL EARNINGS GROWTH N on-G AAP (1) (1) Non-GAAP adjustments include COVID-specific provision expense, CECL provision related to MFSF acquisition, PPP deferred origination costs and merger, asset disposition and restructuring expenses. N on-G AAP (1) N on-G AAP (1) NORTHWEST HAS DEMONSTRATED STRONG AND HIGH-QUALITY EARNINGS PER SHARE GROWTH SINCE ITS INCEPTION AS A PUBLIC COMPANY

TRACK RECORD OF STEADY BALANCE SHEET GROWTH

NORTHWEST HAS A DEMONSTRATED TRACK RECORD OF STRONG AND STABLE BALANCE SHEET GROWTH SINCE IPO

Total Assets ($ in billions)



$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
CAGR: 8.2%
$1.6
$2.1
$3.1
$3.9
$5.2
$6.5
$6.7
$8.0
$8.0
$7.9
$9.0
$9.4
$10.5
$13.8
$14.5
$14.1
$14.4
'95
'97
'99
'01
'03
'05
'07
'09
'11
'13
'15
'17
'19
'21
'23

Stockholder's Equity ($ in billions)



$2.0
$1.5
$1.0
$0.5
$0.0
CAGR: 8.1%
Second Step Conversion
$0.2
$0.2
$0.2
$0.3
$0.4
$0.6
$0.6
$1.3
$1.2
$1.2
$1.2
$1.2
$1.4
$1.5
$1.6
$1.5
$1.6
'95
'97
'99
'01
'03
'05
'07
'09
'11
'13
'15
'17
'19
'21
'23

Total Gross Loans ($ in billions)



$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
CAGR: 8.4%
$1.2
$1.5
$2.3
$2.9
$3.3
$4.7
$4.8
$5.3
$5.6
$5.8
$7.2
$7.8
$8.8
$10.5
$10.0
$10.9
$11.4
'95
'97
'99
'01
'03
'05
'07
'09
'11
'13
'15
'17
'19
'21
'23

Total Deposits ($ in billions)



$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
CAGR: 8.3%
$1.3
$1.6
$2.5
$3.3
$4.3
$5.2
$5.5
$5.6
$5.8
$5.7
$6.6
$7.8
$8.6
$11.6
$12.3
$11.5
$12.0
'95
'97
'99
'01
'03
'05
'07
'09
'11
'13
'15
'17
'19
'21
'23

24

Northwest Bancshares, Inc.

25 64.8% 64.7% 62.6% 62.1% 60.4% 66.8% 60.1% 62.2% 2016 2017 2018 2019 2020 2021 2022 2023 ROAA Efficiency Ratio (2) 1.02% (1) 0.97% (1) 0.98% (1) 0.55% 0.99% 1.11% 1.07% 0.58% 1.08% 0.94% 0.95% 2016 2017 2018 2019 2020 2021 2022 2023 8.29% (1) 9.07% (1) 9.26% (1) 4.28% 7.95% 8.61% 8.36% 4.72% 9.91% 8.80% 8.94% 2016 2017 2018 2019 2020 2021 2022 2023 3.73% 3.82% 3.88% 3.84% 3.36% 2.98% 3.20% 3.28% 2016 2017 2018 2019 2020 2021 2022 2023 (1) Non-GAAP adjustments include COVID-specific provision expense, CECL provision related to MFSF acquisition, PPP deferred origination costs and merger, asset disposition and restructuring expenses. (2) Efficiency Ratio adjusted to exclude gain on sale of insurance business, amortization of intangible assets and merger, asset disposition and restructuring expenses. EARNINGS STABILITY Net Interest Margin STEADY EARNINGS STREAM AND CONSISTENT EXPENSE MANAGEMENT CONTINUE TO DRIVE PROFITABILITY ROAE

26 31% 29% 29% 27% 24% 28% 34% 37% 21% 24% 26% 26% 18% 17% 16% 15% 42% 46% 44% 43% 34% 42% 46% 46%6% 1% 1% 4% 24% 13% 4% 2% 2016 2017 2018 2019 2020 2021 2022 2023 Mortgage Banking Income Fee Income (ex. Service Charges and Interchange Fees) Interchange Fees Service Charges and Other Fees 2023 Fee Income Mix 2023 Total Revenue Breakdown FEE INCOME Beginning in July 2020, the Company became subject to the Durbin amendment, reducing fee income by approximately $1.0 million per month. (1) Excludes the $25.3 million gain on the sale of NWIS on April 30, 2021. (2) Includes loss on sale of investments, gain on sale of mortgage servicing rights, gain on sale of loans, net gain on real estate owned, and other operating income. Service Charges & Fees 52% Mortgage Banking Income 2% BOLI 8% Trust & Other Services 24% Other (2) 14% Net Interest Income 79% Fee Income 21% ($ in millions) $85 $132 $99 $92$93 $114$111 $118 NORTHWEST’S BROAD SUITE OF FEE INCOME BUSINESSES ALLOWS FOR ENHANCED CROSS-SELL OPPORTUNITIES AND DIVERSIFIED REVENUE STREAMS — FEE INCOME TO REVENUES IS ~21%

27 NONINTEREST EXPENSE (1) Non-Core Expense includes merger, asset disposition and restructuring expenses, $1.4 million of accelerated compensation and employee benefits upon Mr. Seiffert passing in 2022 and FHLB prepayment penalty in 2016. (2) Efficiency Ratio adjusted to exclude gain on sale of insurance business, amortization of intangible assets and merger, asset disposition and restructuring expenses. $337.8 $4.0 $4.3 $4.5 $4.5 $5.3 $6.1 $6.6 $6.8 2.8% 3.1% 2.9% 3.1% 2.5% 2.4% 2.3% 2.4% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 2016 2017 2018 2019 2020 2021 2022 2023 Avg. Assets/FTE CoreNIE/Avg. Assets Avg. Assets/FTE & Core NIE/Avg. Assets ($ in millions) $256.6 $281.2 $275.1 $291.9 $323.6 $345.4 $322.5 $344.8 $49.2 $4.4 $1.0 $4.2 $20.8 $3.4 $7.0 $6.7 64.8% 64.7% 62.6% 62.1% 60.4% 66.8% 60.1% 62.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 2016 2017 2018 2019 2020 2021 2022 2023 Core Noninterest Expense Non-Core Expense (1) Effiency Ratio (2) Overview • Core noninterest expense has remained consistent for the last four quarters. • The Company expects to see improvements in its efficiency ratio as long-term investments in the business produce results and recent branch optimizations and M&A becomes more seasoned. Noninterest Expense & Efficiency Ratio ($ in millions)

28 Consolidated Capital Ratios Bank- Level Capital Ratios ROBUST CAPITAL POSITION 9.7% 8.5% 8.4% 8.0% 8.3% 11.9% 10.1% 10.3% 10.8% 10.9% 13.6% 12.9% 13.7% 13.0% 12.7% 15.0% 14.1% 15.0% 14.2% 13.8% 15.7% 16.6% 17.1% 16.4% 16.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% December 31, 2019 December 31, 2020 December 31, 2021 December 31, 2022 December 31, 2023 TCE/TA Leverage Ratio CET 1 Risk-Base Capital Raio Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio 9.2% 9.0% 9.3% 8.5% 8.0% 10.5% 9.9% 10.3% 10.4% 9.7% 13.2% 13.6% 14.9% 13.6% 12.4% 13.2% 13.6% 14.9% 13.6% 12.4% 13.9% 14.9% 15.7% 14.7% 13.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% December 31, 2019 December 31, 2020 December 31, 2021 December 31, 2022 December 31, 2023 TCE/TA Leverage Ratio CET 1 Risk-Base Capital Raio Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio STRONG CAPITAL RATIOS SUPPORTED BY $425-600 MILLION OF CAPITAL IN EXCESS OF REGULATORY MINIMUM REQUIREMENTS.

29 Res. Mtg. 29% Home Equity 11% Consumer 19% CRE 26% Commercial 15% $11.4bn CUSTOMER BASE EVOLUTION 2023 2013 NORTHWEST’S MIX OF LOANS HAS CHANGED OVER THE LAST TEN YEARS, AS THE BANK HAS CONTINUED TO TRANSFORM FROM A THRIFT TO A COMMERCIAL BANK Res. Mtg. 43% Home Equity 18% Consumer 4% CRE 28% Commercial 7% $5.8bn 5 or more unit dwelling 14.5% Nursing home 12.8% Retail building 12.0% Commercial office building - non-owner occupied 9.3% Residential acquisition and development - 1-4 family, townhouses and apartments 4.8% Manufacturing and industrial building 4.8% Multi-use building - commercial, retail and residential 4.4% Warehous/storage building 3.9% Commercial office building - owner occupied 3.3% Multi-use building - office and warehouse 3.3% Single family dwelling 2.7% Other medical facility 2.5% Student housing 2.2% Hotel/motel 2.1% 2-4 family 2.1% Agricultural real estate 2.1% All other types 13.2% CRE Concentration

30 $80,185 $64,957 $72,448 $68,902 $103,417 $158,802 $81,980 $97,082 76.0% 87.4% 76.2% 84.1% 130.0% 64.4% 144.0% 129.0% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% Q4 2016 Q4 2017 Q4 2018 Q4 2019 Q4 2020 Q4 2021 Q4 2022 Q4 2023 NPLs Allowance/NPLs 7,557 $7,793 $8,051 $8,809 $10,581 $10,016 $10,920 $11,415 0.81% 0.73% 0.69% 0.66% 1.27% 1.02% 1.08% 1.10% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 6,000 7,000 8,000 9,000 10,000 11,000 12,000 Q4 2016 Q4 2017 Q4 2018 Q4 2019 Q4 2020 Q4 2021 Q4 2022 Q4 2023 Loans Allowance/Loans Allowance/Loans ($ in millions) Allowance/NPLs ($ in millions) ALLOWANCE FOR CREDIT LOSSES CECL ADOPTED JANUARY 1, 2020

31 Classified Loans/Capital (1) ($ in millions) $1,051 $1,136 $1,184 $1,300 $1,541 $1,577 $1,635 $1,679 20.8% 20.9% 15.5% 16.5% 31.8% 23.0% 14.5% 14.1% Q4 2016 Q4 2017 Q4 2018 Q4 2019 Q4 2020 Q4 2021 Q4 2022 Q4 2023 Capital Classified/Capital $9,624 $9,364 $9,608 $10,494 $13,806 $14,502 $14,113 $14,419 0.88% 0.75% 0.78% 0.67% 0.77% 1.10% 0.58% 0.67% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Q4 2016 Q4 2017 Q4 2018 Q4 2019 Q4 2020 Q4 2021 Q4 2022 Q4 2023 Assets NPAs/Assets NCOs/Average Loans ($ in millions) $7,391 $7,664 $7,884 $8,555 $10,104 $10,240 $10,319 $11,100 0.21% 0.31% 0.28% 0.23% 0.27% 0.20% 0.02% 0.11% 0.00% Q4 2016 Q4 2017 Q4 2018 Q4 2019 Q4 2020 Q4 2021 Q4 2022 Q4 2023 Average Loans NCOs/Average Loans 24 (1) Capital calculated as Tier 1 Capital + Allowance for Credit Loss Reserve. • Credit quality meaningfully outperformed peers & the banking industry during the great recession. Overview NPAs/Assets ($ in millions) ASSET QUALITY SUMMARY 0.09% 0.6% THE COMPANY IS WELL-PREPARED TO ENTER A POSSIBLE CREDIT CYCLE FROM A POSITION OF STRENGTH DUE TO CONSERVATIVE UNDERWRITING AND STRONG ASSET QUALITY.

32 Rank Industry Loan Type Outstanding Relationship Balance 1 Health Care/Social Assistance CRE $25.9 2 Health Care/Social Assistance CRE 23.7 3 Real Estate/Rental/Leasing CRE 23.6 4 Accommodation/Food Services CRE 15.4 5 Health Care/Social Assistance CRE 11.1 6 Health Care/Social Assistance CRE 5.9 7 Real Estate/Rental/Leasing C&I 4.6 8 Health Care/Social Assistance CRE 4.4 9 Real Estate/Rental/Leasing CRE 4.1 10 Health Care/Social Assistance CRE 3.9 Nonaccrual loans current $68,666 Nonaccrual loans delinquent 30 to 59 days 1,522 Nonaccrual loans delinquent 60 to 89 days 2,302 Nonaccrual loans delinquent 90 days or more 21,894 Total nonaccrual loans 94,384 90 days past due and still accruing 2,698 Total nonperforming loans 97,082 REO, net 104 Total nonperforming assets $97,186 Total Nonperforming Assets ($ in thousands) Top 10 Classified Loan Relationships ($ in millions) ADDITIONAL CLASSIFIED & NON-PERFORMING LOAN DETAIL Criticized & Classified Assets by Property Type

33 Nonint. Bearing 22% Int. Bearing Demand 22% Savings 18% Time 22% MMDA 16% Cost of Deposits: 0.91% 2013 Low Cost Checking Deposits 29% STRONG, EVOLVING CORE DEPOSIT FRANCHISE • Great success attracting and keeping new checking account customers, while continuing to pursue lower cost deposit funding through commercial relationships and superior retail customer service. • Total deposits at December 31, 2023 consist of approximately: • 75% personal deposit accounts • 20% business deposit accounts • 5% municipal deposit accounts 2023 Low Cost Checking Deposits 44% NWBI HAS BEEN ABLE TO IMPROVE ITS DEPOSIT PROFILE AS IT CONTINUES ITS TRANSITION FROM A THRIFT TO A COMMERCIAL BANK Nonint. Bearing 14% Int. Bearing Demand 15% Savings 21% Time 29% MMDA 21% Cost of Deposits: 0.51%

DEPOSITS

Generally, deposits in excess of $250,000 are not federally insured. The following table provides details around the Company's uninsured deposit portfolio as of December 31, 2023:

Uninsured Deposit Portfolio

($ in thousands)

	Balance	Percent of Total Deposits	Number of Relationships
Uninsured deposits per the Call Report (1)	$2,810,966	23.46%	4,924
Less intercompany deposit accounts	976,113	8.15%	12
Less collateralized deposit accounts	432,443	3.61%	239
Adjusted balance of uninsured deposits	$1,402,410	11.71%	4,673

(1) Uninsured deposits presented may be different from actual amounts due to titling of accounts.

Our largest uninsured depositor, excluding intercompany and collateralized deposit accounts, had an aggregate uninsured deposit balance of $19.0 million, or 0.16% of total deposits, as of December 31, 2023. Our top ten largest uninsured depositors, excluding intercompany and collateralized deposit accounts, had an aggregate uninsured deposit balance of $105.8 million, or 0.88% of total deposits, as of December 31, 2023. The average adjusted uninsured deposit account balance was $300,000 as of December 31, 2023.

Deposit Portfolio

($ in millions)

	Balance	Percent of Total Deposits	Number of Relationships
Personal noninterest bearing demand deposits	$1,357,875	11.33%	288,919
Business noninterest bearing demand deposits	1,311,148	10.94%	44,306
Personal interest-bearing demand deposits	1,464,058	12.22%	58,543
Business interest-bearing demand deposits	1,170,488	9.77%	7,953
Personal money market deposits	1,435,939	11.99%	25,556
Business money market deposits	532,279	4.44%	2,841
Savings deposits	2,105,234	17.57%	206,127
Time deposits	2,602,881	21.74%	74,330
Total deposits	$11,979,902	100.00%	708,575 (2)

(2) Average deposit account balance < $17,000 per account.

34

Northwest Bancshares, Inc.

35 AAA 29% AA 68% A 2% BBB 1% Not Rated 0% Agency 9% CMBS 24% CMO 44% MBS 16% Muni 4% Other 3% Book Value $2.1 billion LOW RISK SECURITIES PORTFOLIO $243 $211 $224 $205 $239 $195 $147 $104 $90 $382 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033+ CMO CMBS MBS Agency Muni Corp Other 4.01 5.05 5.64 6.1 6.33 6.57 6.79 (2.7%) (6.6%) (10.7%) (15.2%) (19.3%) (23.5%) (27.5%) 0 1 2 3 4 5 6 7 8 -300 -200 -100 Base +100 +200 +300 WAL (Years) Gain/Loss % • Very high credit quality – 99.6% Agency or rated AA or higher. • Low premium risk – Book value of MBS, CMO, & CMBS is 100.7% of par. • 4.5 year effective duration minimizes loss in value in higher rate scenarios. • 60% AFS / 40% HTM. • 81% Unpledged. • 98% Fixed/2% Floating. Investment Portfolio Composition Overview Portfolio Cash Flows ($ in millions) Portfolio Shocks Note: Financial data as of December 31, 2023 CONSERVATIVE APPROACH PRIORITIZES LIQUIDITY AND SAFETY

36 • The primary tool used by Northwest to measure its liquidity position is its strong liquidity reserve, which consists of unpledged investment securities, unused available FHLB and FRB borrowing capacity, and overnight federal funds lines. • Northwest currently has $276 million of cash and equivalents at the holding company level as of December 31, 2023. • Northwest Bank has the following sources of liquidity as of December 31, 2023: • $122 million of cash and equivalents. • $1.7 billion market value of unpledged securities. • $3.3 billion of borrowing availability with the FHLB. • $403 million availability at Federal Reserve’s discount window or Bank Term Funding Program. • $105 million of overnight federal funds lines. • The Company has $114.2 million of its subordinated debt outstanding as of December 31, 2023. • In addition, the Company has $129.6 million in trust preferred securities. HOLDING COMPANY & BANK LIQUIDITY 4

37 APPENDIX

38 Source: S&P Global Market Intelligence, FactSet, Company filings. Market data as of December 31, 2023. Note: Peers include: CBU, FCF, FULT, NBTB, STBA, TMP, and WSBC. (1) Total return of the security over a period, including price appreciation and the reinvestment of dividends. August 2015 Acquisition of LNB Bancorp September 2016 Acquisition of First Niagara Offices March 2019 Acquisition of Donegal Financial Services Corporation December 2009 Completion of 2nd Step Conversion Plan September 2020 $125 million sub-debt offering December 2012 Acquisition of Bert Insurance Agency June 2018 Ronald Seiffert promoted to CEO November 1994 IPO Date December 2020 44 Branch Consolidation April 2021 Sale of insurance business to USI for $25 million gain March 022 20 Branch Consolidation November 1994 IPO Date 1 2 3 4 5 6 7 8 9 10 11 12 August 2015 Acquisition of LNB Bancorp September 2016 Acquisition of First Niagara Offices March 2019 Acquisition of Donegal Financial Services Corporation December 2009 Completion of 2nd Step Conversion Plan September 2020 $125 million sub-debt offering December 2012 Acquisition of Bert Insurance Agency April 2020 Acquisition of MutualFirst Financial December 2020 44 Branch Consolidation April 2021 Sale of insurance business to USI for $25 million gain March 2022 20 Branch Consolidation August 2022 Louis Torchio promoted to President & CEO Total Shareholder Return (1) since NWBI IPO Key Events and Select Acquisitions 127 YEAR HISTORY OF SERVING THE BANKING NEEDS IN W. PA AND BEYOND RELATIVE PRICE PERFORMANCE SINCE NWBI IPO 1896 1 2 3 4 5 6 7 8 9 10 11 12 1,797% 787% 643% NORTHWEST HAS MEANINGFULLY OUTPERFORMED ITS PEERS AND BANK INDEX SINCE ITS IPO IN 1994 WHILE ALSO STEADILY INCREASING THE DIVIDEND